UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 2, 2015

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 8.01.  Other Events

Genesis Energy, L.P. (the "Company") is filing this Current Report on Form 8-K to revise portions of the Quarterly Report on Form 10-Q related to supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding the Company and certain of its wholly owned subsidiaries that fully and unconditionally guarantee senior unsecured notes co-issued by the Company and Genesis Energy Finance Corporation. The supplemental guarantor financial information is provided within footnote 16 for the periods disclosed within the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2015, which was originally filed with the Securities and Exchange Commission on April 29, 2015.

During the second quarter of 2015, the Company took action related to certain non-guarantor subsidiaries that resulted in these subsidiaries previously categorized as non-guarantors becoming wholly-owned guarantor subsidiaries. The changes made to guarantor subsidiaries did not impact the Company's previously reported consolidated net operating results, financial position, or cash flows.

The condensed consolidating balance sheet as of March 31, 2015 and December 31, 2014 and the condensed consolidating statements of operations and cash flows for the three months ended March 31, 2015 and 2014 included in footnote 16 of the Notes to Consolidated Financial Statements have been retrospectively adjusted to reflect these updates to our guarantor subsidiaries as though the subsidiaries had been guarantors in all periods presented. All other information in the 2015 Form 10-Q remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures contained in the consolidated financial statements of the Company included in the 2015 form 10-Q, nor does it reflect any subsequent information or events, other than the previously disclosed updates of required supplemental guarantor financial information. This Current Report on Form 8-K, including its exhibits, should be reviewed in conjunction with the Form 10-Q and the Company's other filings with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Part I, Item 1. Financial Statements and Supplementary Data of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2015
101	The material included within Exhibit 99.1 formatted in XBRL ("Extensible Business Reporting Language")

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)

		By:	GENESIS ENERGY, LLC, as General Partner

Date:	July 2, 2015	By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer